UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 30, 2007

BROOKE CREDIT CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-51423	20-2679740
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10950 Grandview Drive, Suite 600, Overland Park, Kansas	66210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (913) 661-0123

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

(a)	Brooke Credit Corporation and one of its affiliates entered into Amendment No. 1 To Amended and Restated Receivables Financing Agreement dated July 30, 2007 (the “Amendment”) among Brooke Acceptance Company 2007-1, LLC, a Delaware limited liability company, (the “Borrower”), Brooke Warehouse Funding, LLC, a Delaware limited liability company, (“BWF”), Brooke Credit Corporation, a Delaware corporation (“BCC”), as Seller and Subservicer, and Fifth Third Bank, an Ohio banking corporation, as Lender. The Amendment provides for the restatement of Section 8.1(t) of the Amended and Restated Receivables Financing Agreement dated March 30, 2007 in its entirety with respect to entering into a master trust facility as more fully set forth in the Amendment. A copy of the Amendment is furnished as Exhibit 10.1 to this current report on Form 8-K, the terms of which are incorporated by reference.

Item 7.01 Regulation FD Disclosure

The information in this Item 7.01, including the exhibits furnished herewith, is furnished pursuant to Item 7.01 and shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Item 7.01 of this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing.

On August 2, 2007, Brooke Credit Corporation issued a press release announcing selected June 2007 results. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

This press release contains forward-looking statements. All forward-looking statements involve risks and uncertainties, and several factors could cause actual results to differ materially from those in the forward-looking statements. The following factors, among others, could cause actual results to differ from those indicated in the forward-looking statements: the uncertainty that the Company will achieve its short-term and long-term profitability and growth goals, uncertainties associated with market acceptance of and demand for the Company’s products and services, the impact of competitive products and pricing, the dependence on third-party suppliers and their pricing, its ability to meet product demand, the availability of funding sources, the exposure to market risks, uncertainties associated with the development of technology, changes in the law and in economic, political and regulatory environments, changes in management, the dependence on intellectual property rights, the effectiveness of internal controls, and risks and factors described from time to time in reports and registration statements filed by the Company with the Securities and Exchange Commission. A more complete description of the Company’s business is provided in the Company’s reports and registration statements, which are available from the Company without charge or at www.sec.gov.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit 10.1 Amendment No. 1 To Amended and Restated Receivables Financing Agreement dated July 30, 2007.

Exhibit 99.1 Press Release dated August 2, 2007 announcing selected results of Brooke Credit Corporation for June 2007.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: 08/02/07

BROOKE CREDIT CORPORATION

/s/ Michael Lowry
Michael Lowry
President and Chief Executive Officer

Exhibits

10.1	Amendment No. 1 To Amended and Restated Receivables Financing Agreement dated July 30, 2007.

99.1	Press Release issued by BROOKE CREDIT CORPORATION on August 2, 2007.